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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report):  July 31, 1999
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                              The Rowe Companies
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            (exact name of registrant as specified in its charter)


     Nevada                     1-10226                       54-0458563
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification
Incorporation)                                                  Number)


            1650 Tysons Blvd., Suite 710 - McLean, Virginia  22102
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             (Address of principal executive offices)  ( Zip Code)


Registrant's telephone number, including area code: 703-847-8670
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                                     None
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         (Former name or former address, if changed since last report)
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                             ITEMS OF INFORMATION
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Forward-Looking Statements

When used in this Form 8-K and in future filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "pro forma," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected. Such risks and uncertainties include, but are not limited to, the risk that cost savings and revenues resulting from the acquisition of Storehouse, Inc. may be lower than expected, industry cyclicality, fluctuations in customer demand and order patterns, the seasonal nature of the Company's business, changes in pricing and general economic conditions, as well as other risks and uncertainties detailed in the Company's other filings with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above and other factors could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake--and specifically declines any obligation--to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 2.   Acquisition or Disposition of Assets

    As previously reported, on July 31, 1999, The Rowe Companies (the "Company") completed its acquisition of Storehouse, Inc. ("Storehouse") pursuant to the Stock Purchase Agreement, dated August 25, 1998, among the Company and the shareholders of Storehouse (the "Agreement"). The acquisition was effected through the purchase by the Company of all the issued and outstanding shares of the capital stock of Storehouse from the shareholders in exchange for a purchase price of $11.7 million. In addition, on August 2, 1999, the Company refinanced $12.7 million in Storehouse long-term debt. The Agreement was included as an exhibit to the Company's Current Report on Form 8-K filed on August 26, 1998.

    The Company funded the transaction through the utilization of a $25 million revolving credit facility from Bank of America (formerly NationsBank).
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     Storehouse, a retail furniture store chain, is now operated as a wholly-
owned subsidiary of the Company.

Item 7.   Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following item of its Current Report on Form 8-K, dated July 31, 1999.

Item 7.   Financial Statements and Exhibits

(a) and (b) The financial statements and pro forma financial information required as part of this item are being filed as Exhibit 99 to this amendment to the Company's Current Report on Form 8-K, dated July 31, 1999. The financial statements and pro forma financial information being filed as
     Exhibit 99 to this amendment are as follows:

        I.     Pro Forma Financial Statements (Unaudited)

               Pro Forma Combined Financial Statements - Introduction

               Pro Forma Combined Statements of Income for the nine months ended August 29, 1999

               Pro Forma Combined Statements of Income for the year ended November 29, 1998

               Notes to Pro Forma Combined Financial Statements

        II. Storehouse, Inc. - Audited Financial Statements and Notes to Audited Financial Statements

               Independent Accountants' Report

               Balance Sheets as of January 31, 1999 and 1998

               Statements of Operations for the years ended January 31, 1999 and 1998

               Statements of Stockholders' Equity (Deficit) for the years ended January 31, 1999 and 1998

               Statements of Cash Flows for the years ended January 31, 1999 and 1998

               Notes to Financial Statements

        III.   Storehouse, Inc. - Unaudited Financial Statements
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               Balance Sheets as of May 31, 1999 and 1998 (Unaudited)

               Statements of Income (Loss) for the four months ended May 31, 1999 and 1998 (Unaudited)

               Statements of Cash Flows for the four months ended May 31, 1999 and 1998 (Unaudited)

               Notes to Financial Statements

(c)  Exhibits.

23.  Consent of Arthur Andersen, LLP
99.  Financial statements and pro forma financial information
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE ROWE COMPANIES
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                                             Registrant


Date:  10-15-99                              /s/ Arthur H. Dunkin
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                                             Arthur H. Dunkin
                                             Secretary-Treasurer
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                               INDEX TO EXHIBITS


Exhibit
No.            Description of Exhibit
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23             Consent of Arthur Andersen, LLP
99             Financial Statements and Pro Forma Financial Information